UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)  May 27, 2005
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                          NORTIA CAPITAL PARTNERS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


              0-26843                                      33-0967353
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      (Commission File Number)                 (IRS Employer Identification No.)


    400 Hampton View Court, Alpharetta, Georgia               30004
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      (Address of Principal Executive Offices)             (Zip Code)


                                 (770) 777-6795
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              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective May 27, 2005, Mr. Harrysen Mittler resigned as Chief Financial Officer and a director. In connection with his resignation, and effective May 31, 2005, Mr. Robert Hunziker was appointed Chief Financial Officer and a director.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2005                        NORTIA CAPITAL PARTNERS, INC.


                                            By: /s/ William J. Bosso
                                                -----------------------
                                                William J. Bosso
                                                Chief Executive Officer



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